UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2025
SunLink Health Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Georgia	001-12607	31-0621189
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
900 Circle 75 Parkway
Suite 690
Atlanta, Georgia 30309
(Address of Principal Executive Offices, and Zip Code)
(770) 933-7000
(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 24, 2025, SunLink Health Systems, Inc. (NYSE American: SSY) issued a press release providing an update with respect to its previously announced $0.10 per share special cash dividend. A copy of the press release is furnished as Exhibit 99.1 to this report.

As previously disclosed, on April 14, 2025, SunLink Health Systems, Inc., a Georgia corporation (“SunLink”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Regional Health Properties, Inc., a Georgia corporation (“Regional”). The Amended and Restated Merger Agreement amended and restated in its entirety the previously announced Agreement and Plan of Merger, between Regional and SunLink, dated as of January 3, 2025 . On June 22, 2025, SunLink and Regional entered into an Amendment to the Amended and Restated Agreement and Plan of Merger, pursuant to which Regional and SunLink each agreed to extend the Termination Date (as defined in the Amended and Restated Merger Agreement) until 5:00 p.m., Eastern time, on August 11, 2025 and make a clarifying clean-up change. The Amended and Restated Merger Agreement, as amended (the “Merger Agreement”), provides that, among other things and subject to the terms and conditions of the Merger Agreement, SunLink will be merged with and into Regional (the “Merger”), with Regional surviving the Merger.

As previously disclosed, pursuant to the terms and conditions of the Merger Agreement, SunLink may pay, declare or set aside, as applicable, one or two special cash dividends to holders of shares of common stock, no par value per share, of SunLink (“SunLink Common Stock”). Subject to any upward adjustment pursuant to the terms and conditions of the Merger Agreement by reason of any Regional Debt Distress (as defined in the Merger Agreement), the SunLink special cash dividends are an amount not to exceed in the aggregate the sum of (i) $705,000, plus (ii) an amount, if any, by which the sum of the SunLink Cash and Cash Equivalents (as defined in the Merger Agreement) is in excess of $6,000,000 (subject to adjustment as provided in the Merger Agreement) calculated within a period of five days prior to the closing of the Merger (the “Closing”); provided that in no event shall the total of such dividends exceed in the aggregate $1,000,000, subject to adjustment pursuant to the terms and conditions of the Merger Agreement.

As previously disclosed, on July 18, 2025, the Board of Directors of SunLink (the “SunLink Board”) declared a special cash dividend payable to holders of SunLink Common Stock of record as of the close of business on Tuesday, July 29, 2025 (the “Record Date”), in the amount of $0.10 per share (the “Special Cash Dividend”). Subject to the SunLink reserved rights previously disclosed and also described below, the Special Cash Dividend is payable on July 30,2025 (the “Payment Date”).

In addition, SunLink understands that trades of SunLink common stock entered into during the period (the “due bill period”) beginning July 29, 2025 (the record date for the Special Cash Dividend) and through July 30, 2025 (the payment date for the Special Cash Dividend) will have a due bill attached for the Special Cash Dividend. Due bills obligate sellers to deliver the Special Cash Dividend to the buyer. This means that persons who purchase SunLink common stock during the due bill period are entitled to receive the Special Cash Dividend, and persons who sell the stock during the due bill period are not entitled to the Special Cash Dividend. Accordingly, if an investor wishes to receive the Special Cash Dividend, the investor will need to hold the SunLink common stock through and including the payment date of July 30, 2025.

The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the securities. Buyers and sellers of SunLink common stock should consult with their broker before trading to ensure they understand the effect of NYSE’s due bill procedures. SunLink has no obligations for either the amount of the due bill or the processing of the due bill

As previously disclosed, in declaring the Special Cash Dividend, the SunLink Board reserved the right, to the fullest extent permitted by applicable law, to revoke and rescind the declaration of the Special Cash Dividend and cancel or postpone the payment of the Special Cash Dividend at any time prior to payment of the Special Cash Dividend: (i) if the Merger is not approved at the Special Meeting of Shareholders of SunLink to be held in connection with the proposed Merger, which Special Meeting is scheduled to be held on July 29, 2025; (ii) if the Merger Agreement terminates in accordance with its terms other than as a result of the Closing, (iii) if the Merger Agreement is amended or if the Termination Date under the Merger Agreement is extended.

As previously disclosed, the completion of the Merger is subject to satisfaction or waiver of certain customary closing conditions, including (i) the receipt of the required approvals from the shareholders of SunLink, (ii) the receipt of the required approvals from the shareholders of Regional, (iii) the absence of any governmental order or law making illegal or otherwise prohibiting the consummation of the Merger or imposing, individually or in the aggregate, a burdensome condition, (iv) the effectiveness of the Registration Statement on Form S-4 filed by Regional (which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2025), and (v) the authorization for trading or listing, as applicable, of the shares of Regional common stock and Regional Series D preferred stock to be issued in connection with the Merger on the over-the-counter stock markets or NYSE American LLC (“NYSE American”). The obligation of each party to consummate the Merger is also conditioned upon certain other conditions precedent.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated July 24, 2025

104	Cover Page interactive data file (embedded within the Inline XBRL document)

* * *

NO OFFER OR SOLICITATION

Communications in this Current Report on Form 8-K/A shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION

The proposed merger will be submitted to both the Regional and SunLink shareholders for their consideration. In connection with the proposed merger, Regional filed a Registration Statement on Form S-4 (as supplemented or amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes a joint proxy statement/prospectus for Regional and SunLink (the “joint proxy statement/prospectus”), which was sent to common stock shareholders of Regional and common stock shareholders of SunLink on or about June 30, 2025.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

You are able to obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about SunLink and Regional, without charge, at the SEC’s website (http://www.sec.gov) or by accessing SunLink’s website (http://www.sunlinkhealth.com) under the tab “Investors” or by accessing Regional’s website (http://www.regionalhealthproperties.com) under the tab “Investor Relations.” Copies of the joint proxy statement/prospectus have been mailed to the shareholders of SunLink and Regional who are, as of the respective record dates, entitled to vote on the Merger, copies can also be obtained, without charge, by directing a request to Investor Relations, SunLink Health Systems, Inc., 900 Circle 75 Parkway, Suite 690, Atlanta, Georgia, 30339, telephone 770-933-7004 or to Investor Relations, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia, 30338, telephone 678-869-5116.

SunLink and Regional and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SunLink and Regional in connection with the proposed Merger. Information about the directors and executive officers of SunLink is set forth in Part III of SunLink’s Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024, which information may be updated by SunLink from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Regional is set forth in Part III of Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, which information may be updated by Regional from time to time in subsequent filings with the SEC. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the joint proxy statement/prospectus relating to the proposed Merger. Free copies of this document may be obtained as described above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed Merger between Regional and SunLink, including statements of Regional’s goals, intentions and expectations; statements regarding Regional’s business plan and growth strategies; and the ability of Regional to meet the continued listing requirements of the NYSE American and to maintain the listing of securities thereon.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things:

•
Litigation that may be filed against Regional, SunLink, the members of the Regional Board, the members of the SunLink Board or the officers of Regional or SunLink could result in substantial costs, and the possible unexpected or adverse outcomes of such litigation, any of which could adversely affect Regional’s and SunLink’s ability to complete the Merger on a timely basis or at all;
•
the ability to obtain the approvals of SunLink’s or Regional’s shareholders, and the ability to complete the Merger on the expected timeframe;
•
the ability of SunLink to meet the continued listing requirements or rules of the NYSE American LLC, the ability of Regional to meet the requirements of the OTCQB, and the ability of Regional to meet the initial listing requirements of the NYSE American after the Merger, and, as applicable, the ability to maintain the listing or trading, as applicable, of securities thereon;
•
the risk that the businesses of Regional and SunLink will not be integrated successfully, or such integration may be more difficult, time-consuming, or costly than expected;
•
expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame;
•
revenues following the Merger may be lower than expected;
•
customer, vendor and employee relationships and business operations may be disrupted by the Merger;

•
possible changes in economic and business conditions;
•
the impacts of epidemics, pandemics, or other infectious disease outbreaks;
•
the existence or exacerbation of general geopolitical instability and uncertainty;
•
possible changes in monetary and fiscal policies, and laws and regulations;
•
competitive factors in the healthcare industry;
•
Regional’s dependence on the operating success of its operators;
•
the amount of, and Regional’s ability to service, its indebtedness;
•
covenants in Regional’s debt agreements that may restrict its ability to make investments, incur additional indebtedness, and refinance indebtedness on favorable terms;
•
the effect of increasing healthcare regulation and enforcement on Regional’s operators and the dependence of Regional’s operators on reimbursement from governmental and other third-party payors;
•
the relatively illiquid nature of real estate investments;
•
the impact of litigation and rising insurance costs on the business of Regional’s operators;
•
the effect of Regional’s operators declaring bankruptcy, becoming insolvent, or failing to pay rent as due;
•
the ability of any of Regional’s operators in bankruptcy to reject unexpired lease obligations and to impede its ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations;
•
Regional’s ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; and
•
other risks and factors identified in (i) SunLink’s cautionary language included under the headings “Forward-Looking Statements” and “Risk Factors” in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2024, and other documents subsequently filed by SunLink with the SEC and (ii) Regional’s cautionary language included under the headings “Statement Regarding Forward-Looking Statements” and “Risk Factors” in Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by Regional with the SEC.

Neither SunLink nor Regional undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K/A. In addition, SunLink’s and Regional’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.
Date: July 24, 2025	/s/ Mark J. Stockslager
Mark J. Stockslager
Chief Financial Officer